ESCROW AGREEMENT

THIS  dated  for  reference  18th  day  of  August,  2000

AMONG:

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC., a corporation incorporated under the laws of the State of Nevada

(the  "Pledgor")

AND:

NARRAGANSETT I, L.P., a limited partnership formed under the laws of the State of Delaware

("Narragansett")

AND:

NARRAGANSETT OFFSHORE LTD., a corporation incorporated under the laws of the Cayman Islands

("Narragansett  Offshore")

AND:

PEQUOT SCOUT FUND, L.P., a limited partnership formed under the laws of the State of Delaware

("Pequot")

AND:

SDS MERCHANT FUND, L.P., a limited partnership formed under the laws of the State of Delaware

("SDS")

(together  with  Narragansett,  Narragansett  Offshore,  Pequot  and  SDS,  the
"Holders")

AND:

KANE KESSLER, P.C., Attorneys-at-Law, a professional corporation incorporated under the laws of the State of New York, with an address at 1350 Avenue of the Americas, New York, N.Y. 10019

(herein  "Escrow  Agent")

WITNESSES  THAT  WHEREAS:

A. Pursuant to a Note and Warrant Purchase Agreement, dated as of August 18, 2000 (the "Purchase Agreement"), among the Pledgor, Merlin Software Technologies Inc. (the "Subsidiary") and each of the Holders, the Holders have agreed to purchase from the Pledgor up to an aggregate of Two Million One Hundred Thousand Dollars ($2,100,000) principal amount of Series A 10% Senior Secured Convertible Notes (the "Notes");

B. Pursuant to the Purchase Agreement, the Pledgor has entered into a Pledge Agreement of even date therewith providing for the pledge of all of the Pledged Stock (as hereinafter defined), to secure, among things, the prompt payment of all obligations of the Pledgor under the Notes; and

C. The Pledgor and each of the Holders desire to appoint the Escrow Agent, and the Escrow Agent has agreed to act as escrow agent, to hold the Pledged Stock in accordance with the terms hereof;

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.     DEFINITIONS  AND  INTERPRETATION

1.1 Wherever used in this Agreement, unless the context otherwise requires, the following words and terms will have the meanings shown:

(a)     "Agreement"  means  this  Escrow  Agreement;

(b)     "Event  of  Default"  has  the meaning assigned in the Pledge Agreement;

(c)     "First  Tranche  Closing"  has  the  meaning  assigned  in  the Purchase
Agreement;

(d) "Pledged Stock" means 7,986,665 fully paid and non-assessable shares of common stock in the capital of the Subsidiary;

(e)     "Secured  Obligations" has the meaning assigned in the Pledge Agreement;

(f) "Securities" means the Pledged Stock and the Transfer Documents, and, if the Securities are sold upon the occurrence of and Event of Default pursuant to and in compliance with section 4 of the Pledge Agreement, the proceeds of the sale of the Securities as the context requires; and

(g) "Transfer Documents" means stock transfer power of attorney forms with respect to the Pledged Stock, duly executed by the Pledgor in blank to permit transfer of the Pledged Stock to the Holders or their respective nominee(s).

1.2 Any capitalized term not defined herein shall have the meaning ascribed thereto in the Pledge Agreement.

1.3     In  this  Agreement:

(a) the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement;

(b) all references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires; and

(c) when the context hereof makes it possible, the word "person" includes in its meaning any firm and any body corporate or politic.

2.     DEPOSIT  OF  SECURITIES

2.1 The Pledgor will cause the Securities to be delivered to the Escrow Agent for deposit in escrow with the Escrow Agent on the terms of this Agreement on the First Tranche Closing.

3.     ESCROW  PROVISIONS

3.1 The Pledgor hereby directs the Escrow Agent to retain the Securities, and not to do or cause anything to be done to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

3.2     The  Escrow  Agent  will  hold  the  Securities  in  escrow  and:

(a) will deliver the Securities to the Pledgor when satisfactory evidence, as determined by the Escrow Agent in its sole discretion, has been presented to the Escrow Agent that the Notes have been paid in full, and all obligations among the Pledgor and each of the Holders and of the Escrow Agent will thereupon cease; or

(b) upon the receipt of notice from all of the Holders that an Event of Default has occurred, will deliver the Securities to the Holders.

4.     THE  ESCROW  AGENT

4.1 The obligations of the Escrow Agent are limited to those specifically provided in this Agreement and no other, and the Escrow Agent shall have no liability under, and no duty to inquire into the terms and provisions of, any agreement between the parties hereto. The Escrow Agent is acting hereunder as an accommodation to the parties hereto. The duties of the Escrow Agent are purely ministerial in nature, and it shall not incur any liability whatsoever, except for its willful misconduct or gross negligence. The Escrow Agent may consult with counsel of its choice (which may be a member of its own firm), and shall not be liable for following the advice of such counsel. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

4.2 The Holders and the Pledgor jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and hold harmless and fully indemnify the Escrow Agent, its successors, and assigns, from and against all loss, costs, charges, suits, demands, claims, damages, fees and expenses (including reasonable attorney's fees and expenses either paid to retained attorneys or amounts representing the fair value of legal services, based on its customary billing rates, rendered to itself) which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance with the terms hereof. The foregoing indemnities in this Section 4.2 shall survive the resignation or substitution of the Escrow Agent and the termination of this Escrow Agreement.

4.3 In case proceedings should hereafter be taken in any court respecting the Securities, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Section 4.2 against its costs of such proceedings.

4.4 The Escrow Agent will have no responsibility in respect of the physical loss of the Securities.

4.5 The Escrow Agent will not be bound in any way by any contract between the parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Securities as herein directed and to deliver the same to such persons and other such conditions as are herein set forth. The Escrow Agent will not be required to pass upon the sufficiency of any of the Securities or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential of their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as herein specified by the parties executing this Agreement with the Escrow Agent.

4.6 The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon or for the identity, authority or right of any person executing or depositing the same and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder signed by the proper parties.

4.7 In no event will the Escrow Agent be deemed to have assumed any liability or responsibility for the sufficiency, form and manner of making any notice or demand provided for under this Agreement or of the identity of the persons executing the same, but it shall be sufficient if any writing purporting to be such a notice, demand or protest is served upon the Escrow Agent in any manner sufficient to bring it to its attention.

4.8 In the event that the Securities are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, order, judgment or decrees it will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.9 The Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgements or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

4.10 If protest is made to any action contemplated by the Escrow Agent under this Agreement, the Escrow Agent may continue to hold the Securities until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.11 If written notice of protest is made by any of the Holders or the Pledgor to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent will be entitled to continue to hold the Securities until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

4.12 This Escrow Agreement may be terminated at any time by and upon the receipt by the Escrow Agent of ten (10) days' written notice of termination executed by the Holders and the Pledgor, directing the distribution of all property then held by the Escrow Agent under and pursuant to this Escrow Agreement. In the event that a dispute arises in connection with the release of the Securities, the Escrow Agent shall have the sole and absolute right to resign in accordance with the provisions of this Section 4.12. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least ten (10) days' prior written notice of such resignation to the Holders and Pledgor and specifying a date upon which such resignation shall take effect. Upon receipt of such notice, a successor escrow agent shall jointly be appointed by the Holders and Pledgor, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If no successor Escrow Agent is appointed prior to the date specified, the Escrow Agent shall have the right at any time to deposit the Securities with a court of competent jurisdiction, as specified in Section 6.5 hereof, and the Escrow Agent shall have no further obligation with respect thereto. The Holders and Pledgor, acting jointly, may at any time substitute a new escrow agent by giving ten (10) days' notice thereof to the Escrow Agent then acting and paying all fees and expenses of such Escrow Agent. In the alternative, in the event of a dispute in relation to the release of the Securities, the Escrow Agent may resign fifteen (15) days after giving written notice of such resignation to the parties hereto and depositing the Securities with an appropriate court, as specified in Section 6.5 hereof, and the Escrow Agent shall have no further obligation with respect hereto or under this Agreement, in any manner. This Escrow Agreement shall automatically terminate if and when all of the Securities shall have been distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement.

4.13 Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given by the Pledgor and all of the Holders jointly.

4.14 If any dispute should arise with respect to the ownership or right of possession of the Securities, or should the Escrow Agent, in its sole judgement, receive conflicting instructions with respect to the instructions contained in this Agreement or to any distribution of the Securities, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any portion of the Securities until such dispute shall have been settled either by agreement of the parties concerned by filing of written directions signed by the Holders and Pledgor to the Escrow Agent or by a final decree, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between any of the Holders and the Pledgor or between any other persons or between any of them with respect to the Pledge Agreement, this Agreement or any matters arising thereto, or with respect to the Pledged Stock, the Escrow Agent may in its sole discretion deliver and interplead the Securities into court, as specified in Section 6.5 hereof, and such delivery and interpleading will be an effective discharge to the Escrow Agent.

4.15 The Escrow Agent shall be promptly reimbursed, jointly and severally by the Holders and Pledgor, for reasonable expenses incurred by the Escrow Agent in the performance of services pursuant to this Escrow Agreement including, but not limited to, legal fees, including all fees and expenses incurred in connection with its resignation pursuant to Section 4.12.

4.16 The parties hereto hereby expressly agree, acknowledge and consent that the Escrow Agent has served as legal counsel for the Holders and shall be permitted to provide legal counsel to any and all parties to this Agreement, in the future, notwithstanding the agreements set forth herein including, without limitation, any controversy or dispute arising out of this Escrow Agreement and waive any claims of conflict of interest relating thereto.

4.17 The Holders and Pledgor shall each bear all of their own fees and expenses incurred by them in resolving any dispute arising under this Escrow Agreement. The Holders and Pledgor shall jointly and severally reimburse the Escrow Agent for any costs incurred by the Escrow Agent in connection with any dispute arising under this Agreement. The Holders and Pledgor shall jointly and severally reimburse the Escrow Agent for any costs incurred in the performance of its duties hereunder.

5.     COUNTERPARTS

5.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.     GENERAL

6.1 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

6.2 This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

6.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4 This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed, and to be fully performed, in such state.

6.5 Each party hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted in any state or federal court sitting in the county of New York, state of New York, United States of America and, by the execution and delivery of this Agreement, expressly waives any objection that it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

6.6 Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in Canada and the United States, the notice to the addresses set forth in the Pledge Agreement (or to such other address or facsimile number as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

6.7     Time  is  of  the  essence  of  this  Agreement.

                                      - 9 -
6.8 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy, subject to delivery of an originally executed copy of this Agreement to the other party hereto within two weeks of the date of delivery of the copy sent via the electronic communication.

6.9 It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered as of the date first above written.

MERLIN  SOFTWARE  TECHNOLOGIES  INTERNATIONAL,  INC.

By:/s/ signed
   Authorised  Signatory

NARRAGANSETT  I,  L.P.


By:/s/ signed
   Joseph  L.  Dowling
   Managing  Member

NARRAGANSETT  OFFSHORE  LTD.
BY  LEO  HOLDING,  L.L.C.,  ITS  INVESTMENT  MANAGER

By:/s/ signed
   Name:  Joseph  L.  Dowling
   Title:  Managing  Member

PEQUOT  SCOUT  FUND,  L.P.
BY  PEQUOT  CAPITAL  MANAGEMENT,  INC.,  ITS  INVESTMENT  ADVISOR

By:/s/ signed
   Name:_________________________
   Title:  Chief  Accounting  Officer

SDS  MERCHANT  FUND,  L.P.
BY  SDS  CAPITAL  PARTNERS,  L.L.C.,  ITS  MANAGING  MEMBER

By:/s/ signed
   Name:  Steven  Derby
   Title:  Managing  Member

KANE  KESSLER,  P.C.

By:/s/ signed
   Authorized Signatory